                                                                    EXHIBIT 10.1

             SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                  THIS SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the "Agreement") dated as of November 4, 1998 between NET2000 COMMUNICATIONS, INC., a Delaware corporation (the "Company"), and the persons and entities listed on the "Schedule of Investors" attached hereto as Exhibit A (the "Investors").

1.       BACKGROUND.

         The Company (as successor by assignment to Net2000 Group, Inc.), BWSF, MAV, SG, Carlyle, PNC, Wood Street and the Common Stock Holders (each as defined below) are parties to a First Amended and Restated Investor Rights Agreement dated as of May 19, 1998 (the "Prior Agreement"). The Company and NT (as defined below) are parties to a Stock Purchase Agreement (the "Stock Purchase Agreement") dated as of November 2, 1998. In order to induce NT to enter into the Stock Purchase Agreement, the parties to this Agreement hereby amend and restate the Prior Agreement as set forth in this Agreement.

2.       DEFINITIONS.

         As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

         Annual Budget:  As defined in Section 4.18.

         Authorized Transfer: (a) If a stockholder of the Company (a "Stockholder") is an individual, a pledge of Securities, a gift of Securities or a transfer of Securities without consideration by such Stockholder, to or for the benefit of any members of the Immediate Family of such Stockholder or to any personal trust in which such Stockholder or any of such members retains the entire beneficial interest, and (b) if a Stockholder is a limited or general partnership, corporation or limited liability company, a pledge of Securities or a distribution or transfer of Securities by such Stockholder to its limited or general partners, affiliates, stockholders or members or managing directors of its members, as applicable, without consideration or at cost (individually, each transferee described in (a) and (b) above, an "Authorized Transferee"), in each case provided that, prior to such pledge, gift, distribution or transfer, such Authorized Transferee agrees in writing to be bound by this Agreement.

         Authorized Transferee: As defined in the definition of Authorized Transfer.

         Board of Directors:  The board of directors of the Company.

         BWSF: Blue Water Strategic Fund I, L.L.C., a Delaware limited liability company.

         Carlyle: Collectively, Carlyle U.S. Venture Partners, L.P., a Delaware limited partnership, Carlyle Venture Coinvestment, L.L.C., a Delaware limited liability company, Carlyle Venture Partners, L.P., a Cayman Islands partnership, and C/S Venture Investors, L.P., a Cayman Islands partnership.

         Claims: All demands, claims, actions, or causes of action, assessments, losses, damages (including without limitation, diminution of value), liabilities, costs and expenses, including without limitation, interest, penalties and reasonable attorneys' fees and disbursements.

         Commission: The Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

         Common Stock: The authorized common stock, $0.01 par value, of the Company.

         Common Stock Holder: "Common Stock Holder" shall have the meaning specified in Section 10 of this Agreement.

         Company:  As defined in the introductory paragraph of this Agreement.

         Confidential Information: Any confidential, proprietary or secret information which such Investor may obtain from the Company, and which is prominently marked "confidential," "proprietary" or "secret," including to financial statements, reports and other materials submitted by the Company prior to the date hereof or as required hereunder, or pursuant to visitation or inspection rights granted hereunder.

         Co-Sale Notice:  As defined in Section 10.

         Demand Registration:  As defined in Section 5.1(a)(ii).

         Exchange Act: The Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Exchange Act shall include a reference to the comparable section, if any, of any such similar federal statute.

         First Refusal Notice:  As defined in Section 9.

         Holders:  As defined in Section 8.1.

         Immediate Family: A parent, spouse, and natural or lawfully adopted children.

         Information:  As defined in Section 5.3(x).

         Intellectual Property: All franchises, patents, patent applications, trademarks, service marks, trade names, trade styles, brands, private labels, copyrights, know-how, computer software, industrial designs and drawings and general intangibles of a like nature, trade secrets, licenses, and rights and filings with respect to the foregoing, and all reissues, extensions and renewals thereof.

         Inspectors:  As defined in Section 5.3(x).

         Investor Counsel:  As defined in Section 5.3(ii).

         Investor Indemnified Persons: Each Investor and its affiliates (as defined in Rule 405 under the Securities Act), employees, representatives, agents, members, partners, officers and directors.

         Investors: As defined in the introductory paragraph of this Agreement.

         Laws: All foreign, federal, state and local statutes, laws, ordinances, regulations, rules, resolutions, orders, determinations, writs, injunctions, awards (including, without limitation, awards of any arbitrator), judgments and decrees applicable to the specified persons or entities and to the businesses and assets thereof (including, without limitation, laws relating to securities registration and regulation; the sale, leasing, ownership or management of real property; employment practices, terms and conditions, and wages and hours; building standards, land use and zoning; safety, health and fire prevention; and environmental protection).

         Limited Securities: The securities of the Company required to bear the legend set forth in Section 7.2.

         Long-Form Registration:  As defined in Section 5.1(a) of this
         Agreement.

         MAV: Mid-Atlantic Venture Fund III, L.P., a Pennsylvania limited partnership.

         NASD: The National Association of Securities Dealers, Inc., or any similar successor organization.

         NT:  Northern Telecom Inc., a Delaware corporation

         Nasdaq:  The National Market System of the Nasdaq Stock Market .

         New Securities:  As defined in Section 8.2.

         Observer:  As defined in Section 3.1(b) of this Agreement.

         Other Shares: At any time those shares of Common Stock which do not constitute Primary Shares or Registrable Securities.

         Participation Notice:  As defined in Section 10.

         Person: A corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, an estate, a governmental or political subdivision thereof or a governmental agency.

         Piggyback Registration:  As defined in Section 5.2(a).

         PNC:  PNC Capital Corp., a Delaware corporation.

         Preferred Director: Collectively, the Series A Preferred Director and the Series B Preferred Director.

         Preferred Stock: Collectively, the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock.

         Primary Shares: At any time the authorized but unissued shares of Common Stock.

         Pro Rata Share: As defined in Section 8.1.

         Qualified Public Offering:  As defined in Section 8.5 of this
         Agreement.

         Records:  As defined in Section 5.3(x).

         Register, Registered, and Registration: The terms "register", "registered" and "registration" refer to a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

         Registrable Securities: Collectively, the Series A Registrable Securities, the Series B Registrable Securities and the Series C Registrable Securities.

         Registration Expenses:  As defined in Section 5.7.

         Restricted Securities: Collectively, the Series A Restricted Securities, the Series B Restricted Securities and the Series C Restricted Securities.

         Restated Certificate of Incorporation: The Restated Certificate of Incorporation of the Company attached to the Stock Purchase Agreement as Exhibit D.

         Rule 144: Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

         SBA: The United States Small Business Administration and any successor agency performing the functions thereof.

         SBIA: The Small Business Investment Act of 1958 and the regulations thereunder.

         SBIC: A Small Business Investment Company licensed by the SBA under the SBIA.

         Schedule of Exceptions: The schedule of exceptions attached to the Stock Purchase Agreement as Exhibit B.

         Securities:  As defined in Section 10.

         Securities Act: The Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act shall include a reference to the comparable section, if any, of any such similar federal statute.

         Series A Investors:  BWSF, MAV and SG.

         Series A Preferred Director:  As defined in Section 3.1.

         Series A Preferred Stock: The authorized Series A convertible redeemable preferred stock, having a par value of $0.01 per share, of the Company.

         Series A Registrable Securities: At any time, with respect to any Series A Investor, the shares of Common Stock held (or to be held upon conversion of any Series A Restricted Securities) by such Series A Investor, its successors or assigns, that constitute Series A Restricted Securities.

         Series A Restricted Securities: At any time, with respect to any Series A Investor, the shares of Series A Preferred Stock held by such Series A Investor on the date hereof, any shares of Common Stock issued or issuable upon conversion thereof, and any shares or other securities received in respect thereof, which are held by such Series A Investor, its successors or assigns, and which have not previously been sold to the public pursuant to a registration statement under the Securities Act or pursuant to Rule 144.

         Series B Investors:  BWSF MAV, SG, Carlyle, PNC and Wood Street.

         Series B Preferred Director:  As defined in Section 3.1.

         Series B Preferred Stock: The authorized Series B convertible redeemable preferred stock, having a par value of $0.01 per share, of the Company.

         Series B Registrable Securities: At any time, with respect to any Series B Investor, the shares of Common Stock held (or to be held upon conversion of any Series B Restricted Securities) by such Series B Investor, its successors or assigns, that constitute Series B Restricted Securities.

         Series B Restricted Securities: At any time, with respect to any Series B Investor, the shares of Series B Preferred Stock held by such Series B Investor on the date hereof, any shares of Common Stock issued or issuable upon conversion thereof, and any shares or other securities received in respect thereof, which are held by such Series B Investor, its successors or assigns, and which have not previously been sold to the public pursuant to a registration statement under the Securities Act or pursuant to Rule 144.

         Series C Investors:  NT.

         Series C Preferred Stock: The authorized Series C convertible redeemable preferred stock, having a par value of $0.01 per share, of the Company.

         Series C Registrable Securities: At any time, with respect to any Series C Investor, the shares of Common Stock held (or to be held upon conversion of any Series C Restricted Securities) by such Series C Investor, its successors or assigns, that constitute Series C Restricted Securities.

         Series C Restricted Securities: At any time, with respect to any Series C Investor, the shares of Series C Preferred Stock held by such Series C Investor on the date hereof, any shares of Common Stock issued or issuable upon conversion thereof, and any shares or other securities received in respect thereof, which are held by such Series C Investor, its successors or assigns, and which have not previously been sold to the public pursuant to a registration statement under the Securities Act or pursuant to Rule 144.

         SG:  Societe Generale Capital Corporation, a Delaware corporation.

         Short-Form Registration:  As defined in Section 5.1(a).

         Subscription Price: The amount payable to the Company in consideration of the initial issuance of the Registrable Securities or the securities from which the Registrable Securities were issued, whether by way of conversion, stock dividend, stock-split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

         Subsidiaries: The subsidiaries of the Company listed in Exhibit C attached hereto, and as amended from time to time.

         Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold pursuant to a firm commitment underwriting.

         Underwriters:  As defined in Section 5.4.

         Wood Street: Wood Street Partners, a Pennsylvania general partnership.

3.       BOARD REPRESENTATION.

         3.1.     REPRESENTATION ON THE BOARD OF DIRECTORS.

                  (a) The Company shall cause the Board of Directors of the Company to consist of seven (7) members, one (1) of whom shall be nominated by Carlyle, for so long as Carlyle is a holder of any of the Series B Preferred Stock, or if Carlyle does not hold any Series B Preferred Stock, then by the holders of the Series B Preferred Stock voting separately as a class by majority vote (the "Series B Preferred Director"); one (1) of whom shall be nominated by the management of the Company, subject to the approval of the holders of the Series B Preferred Stock (such approval shall not be unreasonably withheld, conditioned or delayed); and one (1) of whom shall be nominated by BWSF for so long as BWSF is a holder of any of the Series A Preferred Stock, of if BWSF does not hold any Series A Preferred Stock, then by the holders of the Series A Preferred Stock voting separately as a class by majority vote (the "Series A Preferred Director"). At least four (4) of the members of the Board of Directors (including the Preferred Directors) shall not be members of the management of the Company. In the event of the death, resignation, or removal of any Preferred Director, then such Preferred Director's successor shall be nominated in the manner set forth above.

                  (b) The Company agrees that each of NT, MAV, SG, PNC and Carlyle, for so long as each of them is a holder of any of the Preferred Stock may, from time to time, appoint a representative to attend meetings of the Board of Directors of the Company or any committee thereof as an observer (the "Observer," together "Observers"). The Observers are not entitled to vote. Neither the holders of the Preferred Stock nor any such Observer, however, shall have any duties, responsibilities or liability by virtue of attendance at such meetings or the failure to attend the same. The Company shall notify each Observer of all Board of Directors meetings at the same time as the Company notifies directors of such meetings and Observers shall be entitled to all written materials directors are entitled to receive.

                  (c) The Company shall reimburse each Preferred Director and each Observer for all reasonable expenses incurred in connection with their attendance at meetings of the Board of Directors, including without limitation travel and living expenses. Each Preferred Director additionally shall be entitled to receive such compensation as shall be paid to the directors of the Company (other than officers of the Company) for their attendance at meetings of the Board of Directors.

                  (d) The Company shall cause the Board of Directors or other governing body of each Subsidiary, and each committee of the Board of Directors or other governing body of each Subsidiary, to have the same membership as the Board of Directors of the Company, or the corresponding committee of the Board of Directors of the Company, as the case may be. The Company shall cause the provisions of the certificate of incorporation or other organizational documents of each Subsidiary to contain provisions regarding the membership and powers of the Board of Directors or other governing body of such Subsidiary, and each committee thereof, which are the same, to the maximum extent possible, as the corresponding provisions in the certificate of incorporation of the Company.

4.       ADDITIONAL UNDERTAKINGS AND COVENANTS.

         So long as any Investor holds Preferred Stock or so long as the Investors own as a class at least twenty percent (20%) of any class of the outstanding Preferred Stock of the Company, and unless holders of two-thirds (2/3) of each class of the Preferred Stock or Registrable Securities (as applicable) otherwise agree in writing, the Investors and the Company hereby covenant and agree with each other as follows:

         4.1.     CONSENTS AND APPROVALS.

                  (a) The Investors and the Company shall take all measures reasonably necessary or advisable to secure such consents, authorizations and approvals of governmental authorities and of private persons or entities with respect to the transactions contemplated by this Agreement, and to the performance of all other obligations of such parties hereunder, as may be required by any applicable Laws of the United States or any country, state or other jurisdiction or by any agreement of any kind whatsoever to which the Investors, the Company or any Subsidiary are a party or by which the Investors, the Company or any Subsidiary are bound.

                  (b) The Investors and the Company shall cooperate in the filing of all forms, notifications, reports and information, if any, required or reasonably deemed advisable pursuant to applicable Laws or orders of any governmental authority in connection with the transactions contemplated by this Agreement, including, but not limited to any filings made under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"). Any filing under the HSR Act required to be made by the Company under
Section 4.1(a) shall be
made within five business days of any filing made by the Investor, provided that such Investor has given the Company notice prior to such filing.

                  (c) The Company shall promptly furnish on request of the Investors such information as may be reasonably necessary to determine whether the Company is complying with the provisions of this Agreement.

         4.2.     MAINTENANCE OF CORPORATE STATUS.

         The Company shall maintain, and shall cause its Subsidiaries to maintain, their corporate existence in good standing in all states and countries where they are incorporated or are required to be qualified to conduct business as a foreign corporation.

         4.3.     ACCOUNTS AND RECORDS.

                  The Company shall establish and maintain, and shall cause its Subsidiaries to establish and maintain, true, correct and complete financial accounts and records in conformity with generally accepted accounting principles.

         4.4.     LITIGATION.

         The Company shall promptly notify the Investors in writing of all litigation and all proceedings before any governmental or regulatory body to which it or any of its Subsidiaries is a party as a result of which (i) damages are sought against the Company or any of its Subsidiaries at law of $100,000 or more or (ii) an equitable remedy is sought against the Company or any of its Subsidiaries, the impact of which would materially adversely affect the business, operations, assets, prospects or condition (financial or otherwise) of the Company or any of its Subsidiaries.

         4.5.     COMPLIANCE WITH LAW; NO INFRINGEMENT.

         The Company shall comply, and shall cause its Subsidiaries to comply, with the provisions of all applicable Laws, except where the failure to comply will not have a material adverse effect on the Company or any of its Subsidiaries, and shall not engage in any activities which infringe upon the Intellectual Property rights of any other person, corporation, partnership or other entity.

         4.6.     DISCLOSURE OF INFORMATION BY THE INVESTORS.

         The Company consents to disclosure by the Investors of any information with respect to the Company and any of its Subsidiaries which is not Confidential Information or a trade secret of the Company or any of its Subsidiaries, including financial information, to the members, partners, advisory board members, stockholders or advisers of the Investors, and to any permitted transferee of the shares of the Preferred Stock or of the Common Stock to be issued upon conversion of the Preferred Stock; provided that the Investors use commercially reasonable efforts to avoid disclosure of financial or other information (other than in a summary format) to anyone other than such persons, including but not limited to competitors or customers of the Company.

         4.7.     MAINTENANCE OF PROPERTIES.

                  (a) The Company shall maintain, and shall cause its Subsidiaries to maintain, all real and tangible personal property used in the business of the Company in good condition excepting ordinary wear and tear, and shall make all such repairs, renewals, replacements, additions, and improvements to such properties as are necessary or appropriate.

                  (b) The Company shall maintain, and shall cause its Subsidiaries to maintain, all Intellectual Property owned or held by the Company or its Subsidiaries or thereafter owned or held by the Company or its Subsidiaries in full force and effect in the United States of America and in such other countries in which the Company or its Subsidiaries shall engage in business, including but not limited to: (i) the execution by future employees, officers, and independent contractors of the Company or its Subsidiaries of confidentiality and nondisclosure agreements or acknowledgments, and Intellectual Property assignment agreements; (ii) the prosecution of applications to register or perfect rights or claims in and to any such Intellectual Property; (iii) the registration of license agreements; (iv) the timely filing of affidavits of use, renewals or other maintenance filings; and
(v) the timely payment of filing and maintenance fees. The Company, without the prior written approval of the Preferred Directors, shall not, and shall cause its Subsidiaries not to: (i) abandon or let lapse or pass to the public domain any of the Intellectual Property owned or held by the Company or any Subsidiary or hereafter owned or held by the Company or any Subsidiary; (ii) encumber the Intellectual Property rights owned by it except in the ordinary course of business; and (iii) fail to maintain the confidentiality and trade secret status of all Intellectual Property except to the extent that such disclosure is necessary to obtain copyright or trademark or patents.

         4.8.     INSURANCE.

         The Company shall maintain, and shall cause its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to its assets, properties and business against such casualties and contingencies and in such types and amounts as would be deemed reasonably necessary or advisable by prudent persons engaged in similar businesses. A schedule of insurance specifying risks covered, the amounts of coverage, the names of insurers, and the costs of such insurance is contained in Section 5.23 of the Schedule of Exceptions. Upon the request of the Investors from time to time, the Company shall promptly supplement such schedule to reflect any change in insurance coverage.

         4.9.     CHANGE IN OPERATIONS.

         The Company shall not, and shall not permit the Subsidiaries to, substantially change the type of operations currently contemplated by the Company and its Subsidiaries or enter into, by internal expansion or by any form of acquisition, any line of business not directly related to the type of operations currently contemplated by the Company and its Subsidiaries.

         4.10.    DEFAULTS AND BREACHES UNDER OTHER CONTRACTS.

         With respect to each contract listed in Section 5.17 of the Schedule of Exceptions, the Company shall not permit to exist any material default or breach by the Company or any of its Subsidiaries of any contract provision beyond any period of grace provided for in such contract if such breach or default may result in an amount in excess of $100,000 becoming due and payable by the Company prior to its stated maturity; provided, however, that the existence of any default or breach may be contested in good faith by the Company by appropriate proceedings.

         4.11.    INVESTMENTS.

         The Company shall not, and shall not permit its Subsidiaries to, invest in or otherwise divert any of the funds of the Company or any Subsidiary to any individual, corporation, or business entity, except in the ordinary course of business and consistent with prudent business practices.

         4.12.    LIENS AND ENCUMBRANCES.

         The Company shall not create, incur, assume, or suffer to exist, and shall cause its Subsidiaries not to create, incur, assume or suffer to exist, any encumbrance of any kind on the Company's or its Subsidiaries' assets or properties now owned or hereafter acquired, other than those encumbrances incurred in the ordinary course of business or otherwise identified in the Stock Purchase Agreement.

         4.13.    GUARANTEES AND LOANS.

         The Company shall not, and shall cause its Subsidiaries not to, guarantee or endorse an obligation of, or make an advance or loan to, any individual, corporation, or other business entity, or assume any contingent liability, except for (i) the endorsement of negotiable instruments for deposit or collection in the ordinary course of business, (ii) the advancement of travel expenses and relocation costs,

(iii) intercompany transactions (e.g., loans to Subsidiaries) or (iv) payments in the ordinary course of business and consistent with prudent business practices.

         4.14.    AFFILIATE TRANSACTIONS.

         The Company shall not, and shall cause its Subsidiaries not to, purchase, rent or lease property or assets from, or sell, transfer or dispose of any assets, including, but not limited to, Intellectual Property, or properties (regardless of whether in the ordinary course of business or not) to any affiliate (as that term is defined in Rule 405 under the Securities Act) of the Company or any current or former officer, director, or employee of the Company or any Subsidiary, or any affiliate of any of them.

         4.15.    OTHER INFORMATION.

         As often as may be reasonably requested of any authorized officer or representative of any Investor, the Company shall furnish to any such authorized officer or representative such information regarding the business, affairs, prospects and condition (financial or otherwise) (including materials furnished to the directors of the Company at or in connection with board meetings) as such officer or representative may reasonably request. Each such officer or representative shall have the right during normal business hours to inspect the properties of the Company, to examine the books and records of the Company, to make copies, notes and abstracts therefrom, and to make an independent examination of the books and records of the Company. The Investors agree to use commercially reasonable efforts to cause their respective agents and officers to keep such information confidential.

         4.16.    INSURING OF KEY COMPANY PERSONNEL.

         The Company shall maintain from insurance companies reasonably acceptable to the Investors, key man insurance policies on the lives of Clayton
A. Thomas, Jr. and Peter B. Callowhill in the face amount of $2,000,000 each, with the proceeds of such policies payable to the Company. The Company shall maintain from insurance companies reasonably acceptable to the Investors, key man insurance policies on the lives of Bruce W. Bednarski, Donald Clarke, Mark Mendes and Carolyn A. Marsan in the face amount of $1,000,000 each, with the proceeds of such policies payable to the Company.

         4.17. EXECUTION OF EMPLOYMENT, NON-DISCLOSURE AND CONFIDENTIALITY AGREEMENTS.

         The Company shall secure from all new employees of the Company, an executed non-disclosure and confidentiality agreement reasonably satisfactory to the Investors.

         4.18.    APPROVAL OF ANNUAL BUDGET AND CERTAIN MATERIAL CONTRACTS.

         Within sixty (60) days after this Agreement and by December 1 of each year beginning December 1, 1998, the management of the Company shall prepare and formulate for the upcoming fiscal year a proposed annual operating plan for the Company (the "Annual Budget"), setting forth estimated revenues and expenses (including taxes and debt service), capital expenditures, reserves, contingencies, sources and applications of funds, and loans contemplated, if any. The Annual Budget, when prepared by the management of the Company, shall be submitted to the Board of Directors for their approval (such approval to be effectuated by a majority of the Board of Directors). If an Annual Budget has not been approved prior to the commencement of a given fiscal year, during the period of any such delay, the management of the Company shall operate the Company guided by the prior year's Annual Budget with adjustments based on the changes in the United States Bureau of Labor Statistics, Consumer Price Index For All Urban Consumers, Washington, D.C.-Md.-Va. (1982-84). Once an Annual Budget is approved by the Board of Directors, the management of the Company shall not and the Company shall cause the Subsidiaries to not, without the prior approval of the Board of Directors (i) make or approve capital expenditures in excess of $100,000 above the amount budgeted therefor in the Annual Budget, (ii) incur or assume any liabilities in excess of $100,000 above the amount budgeted therefor in the Annual Budget; or (iii) enter into (a) a material contract which is not in the ordinary course of business or (b) a contract obligating the Company to expend in excess of $1,000,000.

         4.19.    SBA FORMS.

                  Upon the request of SG, the Company shall complete, execute (where applicable) and deliver to SG, SBA Forms 480, 642 and 1031.

5.       REGISTRATION UNDER SECURITIES ACT, ETC.

         5.1.     REGISTRATION ON REQUEST.

         (a)      REQUEST.

                  (i)      SERIES A PREFERRED STOCK

                  Upon the written request of the holders of a majority of the Series A Registrable Securities requesting that the Company effect the registration under the Securities Act of all or part of such holders' Series A Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations") or on Form S-3 or any successor form thereto ("Short-Form Registrations"), if available, the Company shall promptly give written notice of such requested registration to all registered holders of Registrable Securities, and thereupon the Company shall promptly use its best efforts to effect the registration under the Securities Act of

         (A) the Series A Registrable Securities which the Company has been so requested to register by such holders, and

         (B) all other Registrable Securities which the Company has been requested to register by the holders thereof by written request given to the Company within 30 days after the receipt of such written notice by the Company, all to the extent requisite to permit the disposition of the Registrable Securities so to be registered.

                  (ii)     SERIES B PREFERRED STOCK

                  Upon the written request of the holders of a majority of the Series B Registrable Securities requesting that the Company effect the registration under the Securities Act of all or part of such holders' Series B Registrable Securities on Form S-1 or a Long-Form Registration or on Form S-3 or a Short-Form Registration, if available, the Company shall promptly give written notice of such requested registration to all registered holders of Registrable Securities, and thereupon the Company shall promptly use its best efforts to effect the registration under the Securities Act of

         (A) the Series B Registrable Securities which the Company has been so requested to register by such holders, and

         (B) all other Registrable Securities which the Company has been requested to register by the holders thereof by written request given to the Company within 30 days after the receipt of such written notice by the Company, all to the extent requisite to permit the disposition of the Registrable Securities so to be registered.

                  (iii)    SERIES C PREFERRED STOCK

                  Upon the written request of the holders of a majority of the Series C Registrable Securities requesting that the Company effect the registration under the Securities Act of all or part of such holders' Series C Registrable Securities on Form S-1 or a Long-Form Registration or on Form S-3 or a Short-Form Registration, if available, the Company shall promptly give written notice of such requested registration to all registered holders of Registrable Securities, and thereupon the Company shall promptly use its best efforts to effect the registration under the Securities Act of

         (A) the Series C Registrable Securities which the Company has been so requested to register by such holders, and

         (B) all other Registrable Securities which the Company has been requested to register by the holders thereof by written request given to the Company within 30 days after the receipt of such written notice by the Company, all to the extent requisite to permit the disposition of the Registrable Securities so to be registered. All registrations requested pursuant to Section 5.1(a)(i), (ii) or (iii) are referred to herein as "Demand Registrations".

         (b)      LONG-FORM REGISTRATIONS.

                  (i)      SERIES A PREFERRED STOCK

                  The holders of Series A Registrable Securities will be entitled to request one (1) Long-Form Registration in which the Company will pay all Registration Expenses provided that the holders of Series A Registrable Securities have not previously requested four (4) Short-Form Registrations under Section 5.1(c)(i). All Long-Form Registrations shall be underwritten registrations. A requested Short-Form Registration on Form S-3 or any successor form in compliance with Section 5.1(c)c)(i) shall not count as a registration statement demanded pursuant to this Section 5.1(b)(i), but shall otherwise be treated as a registration initiated pursuant to and shall, except as otherwise expressly provided in Section 5.1(c)(i), be subject to this Section 5.1.

                  (ii)     SERIES B PREFERRED STOCK

                  The holders of Series B Registrable Securities will be entitled to request one (1) Long-Form Registration in which the Company will pay all Registration Expenses provided that the holders of Series B Registrable Securities have not previously requested four (4) Short-Form Registrations under
Section 5.1(c)(ii). All Long-Form Registrations shall be underwritten registrations. A requested Short-Form Registration on Form S-3 or any successor form in compliance with Section 5.1(c)(ii) shall not count as a registration statement demanded pursuant to this Section 5.1(b)(ii), but shall otherwise be treated as a registration initiated pursuant to and shall, except as otherwise expressly provided in Section 5.1(c)(ii), be subject to this Section 5.1.

                  (iii)    SERIES C PREFERRED STOCK

                  The holders of Series C Registrable Securities will be entitled to request one (1) Long-Form Registration in which the Company will pay all Registration Expenses provided that the holders of Series C Registrable Securities have not previously requested four (4) Short-Form Registrations under Section 5.1(c)(iii). All Long-Form Registrations shall be underwritten registrations. A requested Short-Form Registration on Form S-3 or any successor form in compliance with Section 5.1(c)(iii) shall not count as a registration statement demanded pursuant to this Section 5.1(b)(iii), but shall otherwise be treated as a registration initiated pursuant to and shall, except as otherwise expressly provided in Section 5.1(c)(iii), be subject to this Section 5.1.

         (c)      SHORT-FORM REGISTRATIONS.

                  (i)      SERIES A PREFERRED STOCK

                  In addition to the Long-Form Registrations provided pursuant to Section 5.1(b)(i), the holders of Series A Registrable Securities will be entitled to request three (3) (or, if the holders of Series A Registrable Securities have not requested a Long Form Registration, four (4)) Short-Form Registrations in which the Company will pay all Registration Expenses; provided that the Company qualifies for the use of such form. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. The Company will use its best efforts to make Short-Form Registrations available for the sale of Series A Registrable Securities.

                  (ii)     SERIES B PREFERRED STOCK

                  In addition to the Long-Form Registrations provided pursuant to Section 5.1(b)(ii), the holders of Series B Registrable Securities will be entitled to request three (3) (or, if the holders of Series B Registrable Securities have not requested a Long Form Registration, four (4)) Short-Form Registrations in which the Company will pay all Registration Expenses; provided that the Company qualifies for the use of such form. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. The Company will use its best efforts to make Short-Form Registrations available for the sale of Series B Registrable Securities.

                  (iii)    SERIES C PREFERRED STOCK

                  In addition to the Long-Form Registrations provided pursuant to Section 5.1(b)(iii), the holders of Series C Registrable Securities will be entitled to request three (3) (or, if the holders of Series C Registrable Securities have not requested a Long Form Registration, four (4)) Short-Form Registrations in which the Company will pay all Registration Expenses; provided that the Company qualifies for the use of such form. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. The Company will use its best efforts to make Short-Form Registrations available for the sale of Series C Registrable Securities.

         (d)      REGISTRATION OF OTHER SECURITIES.

                  Whenever the Company shall effect a registration pursuant to this Section 5.1 in connection with an offering by one or more holders of Registrable Securities, no securities other than Registrable Securities shall be included among the securities covered by such registration unless (i) in the case of an underwritten offering, the managing underwriter of such offering shall have advised such holders of such Registrable Securities in writing that the inclusion of such other securities would not adversely affect such offering, or (ii) such holders of such Registrable Securities shall have consented in writing to the inclusion of such other securities. Any persons other than holders of Registrable Securities who participate in Demand Registrations which are not at the Company's expense will pay their share of the Registration Expenses as provided in Section 5.7.

         (e)      RESTRICTIONS ON DEMAND REGISTRATIONS.

                  The Company shall not be obligated to effect any Demand Registrations (i) within twelve (12) months after the effective date of a previous Demand Registration or (ii) prior to one hundred eighty (180) days after the time the Company makes an initial offering of Common Stock to the public pursuant to an effective registration statement under the Securities Act. The Company may delay the filing or effectiveness of any Demand Registration statement for a period of not less than ninety (90) days and not to exceed one hundred fifty (150) days after the date of a request for registration pursuant to this Section 5.1 if (i) at the time of such request the Company is engaged, or has fixed plans to engage within sixty (60) days of the time of such request, in a firm commitment underwritten public offering of Primary Shares in which the holders of Restricted Securities may include Registrable Securities pursuant to Section 5.2 below, or (ii) the Company shall furnish to the holders requesting registration pursuant to this Section 5.1 a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, and with the concurrence of the investment banker, if any, that is currently being retained by the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement (provided that the Company may not utilize the deferral rights set forth in this Section 5.1(e) more than once in any twelve (12) month period and in the event the Company does utilize such right, the holders of the Restricted Securities requesting such registration will be entitled to withdraw such request and, if such request is withdrawn, such registration will not count as a registration pursuant to this Section 5.1 and the holders of the Restricted Securities requesting such registration shall have no obligation to reimburse the Company for the Company's expenses in connection with such rescinded registration).

                  (i)      RESTRICTIONS ON LONG-FORM REGISTRATIONS.

                           In addition to the restrictions on Demand
Registrations set forth in Section 5.1(e), the Company shall not be obligated to effect any Long-Form Registration under the Securities Act except in accordance with the following provisions:

                           (A)     the Company shall not be obligated to file
(w) more than one (1) Long-Form Registration initiated pursuant to Section 5.1(b)(i) which becomes effective, (x) more than one (1) Long-Form Registration initiated pursuant to Section 5.1(b)(ii) which becomes effective, (y) more than one (1) Long-Form Registration initiated pursuant to Section 5.1(b)(iii) which becomes effective or (z) any registration statement during any period in which any other registration statement pursuant to which Primary Shares are to be or were sold has been filed and not withdrawn or has been declared effective within the prior one hundred eighty (180) days; and

                            (B)     the Company shall not be obligated to
effect any Long-Form Registration if the anticipated aggregate offering proceeds with respect to the Registrable Securities included in such registration statement, net of underwriting discounts and commissions, are expected to be less than twenty million dollars ($20,000,000).

                  (ii)      RESTRICTIONS ON SHORT-FORM REGISTRATIONS.

                            In addition to the restrictions on Demand
Registrations set forth in Section 5.1(e), the Company shall not be obligated to effect any Short-Form Registration under the Securities Act if the anticipated aggregate offering proceeds with respect to the Registrable Securities included in such registration statement, net of underwriting discounts and commissions, are expected to be less than five million dollars ($5,000,000).

         (f)      OTHER REGISTRATION RIGHTS.

                  Except as provided in this Agreement, the Company will not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the written consent of the holders of a majority of the Series A Registrable Securities, Series B Registrable Securities and Series C Registrable Securities, each voting separately as a class; provided that the Company may grant rights to other Persons so long as such rights are subordinate to the rights of the holders of Registrable Securities, and the Company has obtained the prior written consent of the holders a majority of the Registrable Securities.

         (g)      EFFECTIVE REGISTRATION STATEMENT; RESCISSION.

                  A Demand Registration pursuant to this Section 5.1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, (ii) if after a registration statement has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by the holders requesting such registration. A requested Demand Registration under this Section 5.1 may be rescinded by written notice to the Company by the holders requesting such registration; provided, however, that such rescinded registration shall not count as a registration statement initiated pursuant to this Section 5.1 for purposes of
Section 5.1(a) above if, notwithstanding Section 5.7 below, such holders shall have reimbursed the Company for all out-of-pocket expenses incurred by the Company in connection with such rescinded registration; provided, further, however, that if at the time of such rescission, the holders requesting such registration have learned of a material adverse change in the condition or business of the Company not known to the holders requesting such registration at the time of their request for such registration and have rescinded their request for registration with reasonable promptness after learning of such material adverse change, then the holders requesting such registration shall not be required to pay any of such expenses.

         (h)      PRIORITY IN DEMAND REGISTRATIONS.

                  With respect to any registration pursuant to this Section 5.1, the Company may include in such registration any Primary Shares or Other Shares; provided, however, that in the event the registration is for a registered public offering involving an underwriting, if the underwriter (or the managing underwriter on behalf of the underwriters) advises the Company that the inclusion of all Registrable Securities, Primary Shares and Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of all such securities, then the number of Registrable Securities, Primary Shares and Other Shares proposed to be included in such registration shall be included in the following order:

                  (i)      first, Registrable Securities, pro rata;

                  (ii)     second, the Primary Shares; and

                  (iii)    third, the Other Shares.

                  (i)      ADDITIONAL DEMAND REGISTRATION.

                           Notwithstanding any other provision of this Section
5.1, at any time or from time to time, if the Company effects the registration of less than seventy percent (70%) of all of the Registrable Securities requested to be registered pursuant to Section 5.1(a), the holders of a majority of the Series A Registrable Securities, Series B Registrable Securities and Series C Registrable Securities, as the case may be, shall be entitled to request an additional registration pursuant to Section 5.1(a); provided, however, that in no event shall the holders of a majority of the Series A Registrable Securities, Series B Registrable Securities and Series C Registrable Securities, as the case may be, be entitled to request more than one such additional registration pursuant to this Section 5.1(i). Any such registration shall be requested, effected and in all other respects in accordance with the terms of Section 5.1(a), and the Company will pay all Registration Expenses in connection with any such registration. This provision shall apply successively in the event that any holder of Registrable Securities shall continue to hold Registrable Securities solely as a result of Section 5.1(h).

         5.2.     PIGGYBACK REGISTRATION.

                  (a)      RIGHT TO PIGGYBACK.

                           If the Company at any time proposes to register any
of its securities under the Securities Act (other than registrations solely for the registration of shares in connection with an employee benefit plan or a merger or share exchange or consolidation and other than pursuant to Section 5.1, whether or not for sale for its own account, and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will at each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders' rights under this Section 5.2. Upon the written request of any such holder made within thirty (30) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof on the same terms and conditions as the securities otherwise being sold in such registration, to the extent requisite to permit the disposition of the Registrable Securities so to be registered. No registration effected under this
Section 5.2 shall relieve the Company of its obligation to effect any registration upon request under Section 5.1 above. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 5.2. The Company may withdraw or postpone a Piggyback Registration made pursuant to this Section 5.2 without obligation to the Investors.

                  (b)      PRIORITY IN PIGGYBACK REGISTRATIONS.

                           If (i) a registration pursuant to this Section 5.2
involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, (ii) the Registrable Securities so requested to be registered for sale for the account of holders of Registrable Securities are not also to be included in such underwritten offering (because the Company has not been requested so to include such Registrable Securities pursuant to Section 5.4(b) and (iii) the managing underwriter of such underwritten offering shall inform the Company in writing of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering without adversely affecting the price to be received thereon, then the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in (or during the time of) such offering, first, all securities proposed by the Company to be sold for its own account or all securities (other than Registrable Securities) proposed by the Company to be sold for the account of the holders thereof, as the case may be, second, such Registrable Securities requested to be included in such registration pro rata on the basis of the number of shares of such Registrable Securities so proposed to be sold and so requested to be included, and third, other securities requested to be included in such registration.

                  (c)      OTHER REGISTRATIONS.

                           If the Company has previously filed a registration
statement with respect to Registrable Securities pursuant to Section 5.1 or pursuant to this Section 5.2, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or Form S-8 or any successor forms), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least three (3) months has elapsed from the effective date of such previous registration.

         5.3.     REGISTRATION PROCEDURES.

                  If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 5.1 and 5.2, the Company will as expeditiously as possible:

                  (i) prepare and file with the Commission the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become and remain effective for a period of one hundred eighty (180) days or until all of such Registrable Securities have been disposed of (if earlier), provided that the Company may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto;

                  (ii) furnish at least five (5) business days before filing a registration statement that registers such Registrable Securities, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to one counsel selected by the holders of a majority of Registrable Securities (the "Investor Counsel"), copies of a registration statement, the prospectus and any amendments or supplements thereto, and shall not file any thereof to which such counsel shall have reasonably objected on the grounds that such registration statement, prospectus, amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules or regulations thereunder (it being understood that such five (5) business day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to such counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

                  (iii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than six (6) months and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

                  (iv) notify in writing the Investor Counsel promptly of the receipt by the Company of any notification with respect to (a) any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (b) the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose, and (c) the suspension of the qualification of such Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

                  (v) furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request;

                  (vi) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such United States jurisdictions as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this Section 5.3(vi) be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

                  (vii) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                  (viii) furnish to each seller of Registrable Securities a signed counterpart, addressed to such seller (and the underwriters, if any) of

                           (x)      an opinion of counsel for the Company dated
the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller, and

                           (y)      a "comfort" letter, dated the effective
date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent certified public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as such seller or such holder (or the underwriters, if any) may reasonably request;

                  (ix) notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event of which the Company is aware as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                  (x) make available for inspection by any seller of such Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such registration statement. Any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (a) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (b) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (c) such Information has been made generally available to the public. The seller of Registrable Securities agrees that he, she or it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

                  (xi) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen
(18) months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of the Securities Act;

                  (xii) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

                  (xiii) list such Registrable Securities on the national securities exchange, or Nasdaq, on which any shares of the Common Stock are listed or quoted or, if the Common Stock is not listed on a national securities exchange or quoted on Nasdaq, use its best efforts to qualify such Registrable Securities for inclusion on such national securities exchange or Nasdaq as the holders of a majority of such Registrable Securities shall request;

                  (xiv) issue to any underwriter to which any seller of Registrable Securities may sell shares in such offering certificates evidencing such Registrable Securities; and

                  (xv) use its best efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the holder of Registrable Securities registered under such registration statement a reasonable opportunity to review and comment upon such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, all prior to finalization.

                  Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5.3(ix), such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5.3(ix) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

         5.4.     SELECTION OF UNDERWRITERS.

                  (a)      DEMAND REGISTRATIONS.

                           In connection with any Demand Registration by the
holders of Registrable Securities pursuant to Section 5.1(a), the Company shall select the investment banker(s) and manager(s) that will administer the offering (the "Underwriters") which such Underwriter shall be a first or second tier underwriter and shall be subject to the approval by the holders of a majority of the Registrable Securities to be included in such Demand Registration (after consultation with each holder of Registrable Securities) which shall not be unreasonably withheld. The Company will enter into an underwriting agreement with such Underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the holders of a majority of the Registrable Securities to be included in such Demand Registration, and the Underwriters and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of such type, including, without limitation, indemnities to the effect and to the extent provided in Section 5.6. The Investor Counsel may, at its option, participate in the negotiation of the underwriting agreement. The holders of such Registrable Securities shall be a party to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such Underwriters shall also be made to and for the benefit of the holders of such Registrable Securities and that any or all of the conditions precedent to the obligations of such Underwriters under such underwriting agreement be conditions precedent to the obligations of the holders of such Registrable Securities. Any holder of such Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the Underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by Law.

                  (b)      PIGGYBACK REGISTRATIONS.

                           If the Company at any time proposes to register any
of its securities under the Securities Act as contemplated by Section 5.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Securities as provided in Section 5.2 and subject to the provisions of Section 5.2(b), use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the

Company to and for the benefit of such underwriters shall also be made to and for the benefit of the holders of such Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of the holders of such Registrable Securities, to the extent that such representations, warranties, other agreements, and conditions precedent bear on such holders' liability or otherwise impose obligations on such holders. Any holder of such Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

         (c)      HOLDBACK AGREEMENTS.

                  (i) In connection with the initial public offering of shares of Common Stock of the Company registered pursuant to the Securities Act the holders of Registrable Securities shall not sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of any Restricted Securities (other than those shares of Common Stock included in such registration) without the prior written consent of the Company for a period designated by the Company in writing to the holders of Registrable Securities, which period shall begin not more than fourteen (14) days prior to the effectiveness of the registration statement pursuant to which such public offering shall be made and shall not last more than one hundred eighty (180) days (or such other shorter period as the officers and directors of the Company and holders of greater than ten percent (10%) of all Registrable Securities mutually agree) after the effective date of such registration statement.

                  (ii) The Company agrees (x) not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the period beginning (A) fourteen (14) days prior to, and ending (B) one hundred eighty
(180) days after, any underwritten Demand Registration pursuant to Section 5.1 has become effective or such shorter period as the Company and the managing Underwriter otherwise agree, except as part of such underwritten registration and except pursuant to registrations on Form S-4, S-8 or any successor or similar forms thereto, and (y) to use commercially reasonable efforts to cause the Common Stock Holders, the Investors, their respective permitted transferees and each holder of at least five percent (5%) (on a fully-diluted basis) of its equity securities or any securities convertible into or exchangeable or exercisable for any such securities, in each case purchased from the Company at any time after the date of this Agreement (other than in a public offering), to agree not to effect any such public sale or distribution of such securities, during such period, unless the managing Underwriter otherwise agrees to such sale or distribution.

         5.5.     PREPARATION; REASONABLE INVESTIGATION.

                  In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the holders of Registrable Securities to be registered under such registration statement, their underwriters, if any, and the Investor Counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holder's and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

         5.6.     INDEMNIFICATION.

                  (a)      INDEMNIFICATION BY THE COMPANY.

                           In the event of any registration of any securities
of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless each holder of Registrable Securities selling such Registrable Securities, its officers and directors, each underwriter, broker or any other person acting on behalf of such seller and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which such seller or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Securities, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and the Company will reimburse such seller and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller, specifically stating that it is for use in the preparation thereof and, provided further, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such seller.

         (b)      INDEMNIFICATION BY THE SELLERS.

                  The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Sections
5.1 or 5.2, that the Company shall have received an undertaking satisfactory to it from the prospective seller of such securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5.6(a) the Company's underwriter, the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, provided that the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Securities and the liability of each such seller of Registrable Securities will be in proportion to and limited to the net amount received by such seller from the sale of Registrable Securities pursuant to such registration statement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the

Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

         (c)      NOTICES OF CLAIMS, ETC.

                  Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 5.6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 5.6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable for any settlement made by the indemnified party without its consent (which consent will not be unreasonably withheld) or for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

         (d)      OTHER INDEMNIFICATION.

                  Indemnification similar to that specified in the preceding subdivisions of this Section 5.6 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

         (e)      INDEMNIFICATION PAYMENTS.

                  The indemnification required by this Section 5.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

         (f)      CONTRIBUTION.

                  If the indemnification provided for in this Agreement shall for any reason be unavailable or insufficient to an indemnified party under Sections 5.6(a), 5.6(b) or 5.6(d) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, or referred to therein, then each indemnifying party shall, in lieu of indemnifying such party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect (i) the relative benefits received by the Company on the one hand and the holders of the Registrable Securities included in the offering on the other hand, from the offering of the Registrable Securities, and (ii) the relative fault of the Company on the one hand and the holders of the Registrable Securities included in the offering on the other, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the holders of the Registrable Securities on the other with respect to such offering shall be deemed to be in the same proportion as the sum of the total Subscription Price paid to the Company in respect of the Registrable Securities plus the total net proceeds from the offering of the securities (before deducting expenses) received by the Company bears to the amount by which the total net proceeds from the offering of the securities (before deducting expenses) received by the holders of the Registrable Securities with respect to such offering exceeds the Subscription Price paid to the Company in respect of the Registrable Securities, and in each case the net proceeds received from such offering shall be determined as set forth on the table or the cover page of the prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the holders of the Registrable Securities, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the holders of the Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 5.6 were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to in this Section 5.6 shall be deemed to include, for purposes of this Section 5.6, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         5.7.     REGISTRATION EXPENSES.

                  (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration, filing and NASD fees, all fees and expenses of compliance with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and its independent certified public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements, including without limitation, out-of-pocket expenses of any single counsel and accountants retained by the holder or holders of a majority of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (including fees paid to a "qualified independent underwriter" required by the rules of the NASD in connection with a distribution, but excluding discounts and commissions and transfer taxes, if any) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne by the Company, and in addition the Company will pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance, and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

                  (b) In connection with each Demand Registration, the Company will reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of such Registrable Securities.

                  (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder will pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

         5.8.     ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES.

                  The Company will not effect or permit to occur any combination or subdivision of shares which would materially adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in any registration of its securities contemplated by this Section 5 or the marketability of such Registrable Securities under any such registration.

         5.9.     PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

                  No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

         5.10.    RULE 144.

                  If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company will file the reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Company is not required to file such reports, will, upon the request of any holder of Registrable Securities, make publicly available other information) and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

6.       BASIC FINANCIAL INFORMATION OF THE COMPANY.

         Notwithstanding any provision of the bylaws of the Company regarding delivery or non-delivery of financial information to stockholders of the Company, until the Company becomes a reporting company under the Exchange Act, the Company will, for so long as the Investors as a class are holders of any shares of the Preferred Stock or own, as a class, at least ten percent (10%) of the outstanding Common Stock on a fully diluted basis, (i) allow the Investors to visit the Company and inspect any of the property of the Company; provided that such visits are at reasonable times and are following five (5) days advance notice thereof, and (ii) furnish the following reports to each
Investor:

                  (a) Within ninety (90) days after the end of each fiscal year, a consolidated balance sheet of the Company and its Subsidiaries, if any, as of the end of such fiscal year, and a consolidated statement of income and a consolidated statement of cash flows of the Company and its Subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and audited by independent certified public accountants of recognized national standing selected by the Company.

                  (b) Within forty-five (45) days after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, a consolidated balance sheet of the Company and its Subsidiaries, if any, as of the end of each such quarterly period, and a consolidated statement of income and a consolidated statement of cash flows for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles, with the exception that no notes need be attached to such statements and interim and year-end adjustments may not have been made. Said financial statements shall be signed by an officer of the Company who shall state that such financial statements are in accordance with generally accepted accounting principles, with the exception that no notes need be attached to such statements and interim and year-end adjustments may not have been made.

                  (c) Within thirty (30) days after the end of each month, a consolidated balance sheet of the Company and its Subsidiaries, if any, as of the end of each such month, and a consolidated statement of income and a consolidated statement of cash flows for such month and for the current fiscal year to date, prepared in accordance under generally accepted accounting principles, with the exception that no notes need be attached to such statements and interim and year-end adjustments may not have been made. Said financial statements shall be signed by an officer of the Company who shall state that such financial statements are in accordance with generally accepted accounting principles, with the exception that no notes need be attached to such statements and interim and year-end adjustments may not have been made.

                  (d) At least thirty (30) days prior to the commencement of each fiscal year, a business plan and annual operating budget in detail for such fiscal year, monthly operating expenses and profit and loss projections, quarterly cash flow projections and a capital expenditure budget for the fiscal year.

7.       TRANSFERABILITY OF SECURITIES; COMPLIANCE WITH SECURITIES ACT.

         7.1.     TRANSFERABILITY.

                  (a) As set forth below in this Section 7.1 and subject to the terms of Section 7.1(b), an Investor may transfer its Limited Securities; provided, however, that the Company is given written notice at the time of such transfer stating the names and addresses of the transferee and identifying the Limited Securities to be transferred, and such transferee expressly agrees in writing with the Company to be bound by and to comply with all applicable provisions of this Agreement, whereupon such person or entity shall have the benefit of, and shall be subject to the restrictions contained in, this Agreement with respect to such Limited Securities. Notwithstanding the provisions of this Section 7, an Investor may transfer on any public securities market or in any public offering pursuant to Section 5, without the consent of the Company and without being required to comply with the provisions of this Section 7, any of its Common Stock and following such transfer the Common Stock so transferred shall be free of the requirements of this Section 7.

                  (b)      Right of First Refusal.

                           (i)      As used in this Section 7.1(b), the terms
"purchase" and "transfer" mean any disposition for value, including without limitation any sale, assignment, transfer, mortgage, pledge or hypothecation for value. To be deemed to be a bona fide offer within the meaning of this Section, an offer must be in writing, signed by the offeror (who must be financially capable of carrying out the terms of the offer), and in a form legally enforceable against the offeror, subject to standard and customary conditions.

                           (ii)     Subject to Section 7.1(b)(i) hereof, if, at
any time or from time to time after the date of this Agreement, a holder of Series C Preferred Stock (a "Series C Holder") receives a bona fide offer to purchase all or any part of its Series C Preferred Stock, which offer the Series C Holder intends to accept, the Series C Holder shall promptly give notice to the Company and each of the Investors (the "First Refusal Notice"). The notice shall offer the Company the right to purchase the shares of the Series C Preferred Stock which are the subject of the bona fide offer (the "Subject Series C Shares"), at the same price and on the same terms as set forth in the bona fide offer. The notice shall be accompanied by a copy or description of the bona fide offer and shall set forth the name and business address of the offeror. If the offeror is a corporation, the notice shall set forth the name and address of the corporation and the names and addresses of all persons owning 10% or more of the capital stock of the corporation.

                           (iii)    Subject to Section 7.1(b)(i), the Company
shall then have thirty (30) days from the date of the First Refusal Notice delivered pursuant to Section 7.1 (b)(ii) in which to elect to purchase all or a part of the Subject Series C Shares at the same price and on the same terms as set forth in the bona fide offer.

                           (iv)     If the Company does not elect to purchase
all of the Subject Series C Shares within the 30-day period, the other Investors (the "Nonoffering Investors") shall then have fifteen (15) days from the end of the 30-day period in which to elect to purchase all or a part of the Subject Series C Shares which are not purchased by the Company (the "Leftover Series C Shares"). Each Nonoffering Investor shall have the right to purchase its ratable portion of the Leftover Series C Shares. If any Nonoffering Investor does not elect to purchase all of its ratable portion of the Leftover Series C Shares within the 15-day period, then the remaining Nonoffering Investors (pro rata among themselves, or in such other proportion as they may at such time agree upon) shall have the right, within the 15-day period, to elect to purchase all or part of the Leftover Series C Shares not elected to be purchased.

                           (v)      If the Nonoffering Investors and the
Company do not elect to purchase all of the Subject Series C Shares, then the Series C Holder may then sell, and the bona fide offeror may purchase, all of the Subject Series C Shares, but only in strict accordance with all of the provisions of the bona fide offer and only if the purchase is fully consummated within one hundred twenty (120) days after the giving of the notice required by
Section 7.1(b)(ii) hereof. In no event may a Series C Holder transfer its Series C Preferred Stock to any competitor of the Company or any entity that owns, directly or indirectly, in excess of 5% of the equity of a competitor of the Company.

                           (vi)     Subject to Section 7.1(b)(i), if the
Company or the Nonoffering Investors elect to purchase any Subject Series C Shares pursuant to this Section, closing on the purchase shall be held at a mutually agreeable time within sixty (60) days after the election to purchase is made, at the offices of the Company's attorney or such other place as may be mutually agreeable.

                           (vii)    Subject Series C Shares transferred either
pursuant to the bona fide offer or the right of refusal created pursuant to this Section shall remain subject to the terms of this Section 7.1(b).

         7.2.     RESTRICTIVE LEGEND.

         Each certificate representing (i) the shares of Preferred Stock, or
(ii) shares of Common Stock issued upon conversion of the shares of Preferred Stock and (iii) any securities issued in respect of the shares of Preferred Stock or such Common Stock, shall (unless otherwise permitted by the provisions of Section 7.3 below) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE OFFERED, PLEDGED, SOLD OR TRANSFERRED

                  IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM AS DETERMINED IN ACCORDANCE WITH THE SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT DATED AS OF NOVEMBER 4, 1998 RESTRICTING THEIR TRANSFER. COPIES OF THE INVESTOR RIGHTS AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE CORPORATION'S PRINCIPAL PLACE OF BUSINESS. FURTHER, THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH CLASS OF STOCK OF THE CORPORATION AND THE VARIATIONS IN THE RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES OF STOCK (AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO DETERMINE VARIATIONS FOR FUTURE SERIES), ARE SET FORTH IN THE CORPORATION'S CERTIFICATE OF INCORPORATION, AS AMENDED, A COPY OF WHICH WILL BE FURNISHED BY THE CORPORATION TO THE HOLDER OF THIS CERTIFICATE, WITHOUT CHARGE, UPON THE WRITTEN REQUEST OF SUCH HOLDER.

         7.3.     NOTICE OF PROPOSED TRANSFERS.

         The holder of each certificate representing Limited Securities by acceptance thereof agrees in writing to comply with the provisions of this
Section 7.3. Prior to any proposed transfer of any Limited Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer (including the names of the transferees, if known) in sufficient detail, and shall be accompanied (except in the following cases, with respect to which the requirements set forth in the balance of this sentence need not be complied with if the transferee agrees in writing to be bound by the then applicable provisions of this Section 7: transactions in compliance with Rule 144 so long as the Company is furnished with satisfactory evidence of compliance with such Rule; transactions involving the distribution of Limited Securities in accordance with the beneficial ownership thereof by any Investor to any Authorized Transferee, so long as such transaction does not involve the disposition of such Limited Securities for value; and transactions involving the transfer of Limited

Securities by any holder who is an individual to any Authorized Transferee) by either (i) an unqualified written opinion of legal counsel who shall be reasonably satisfactory to the Company addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Limited Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the distribution of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Limited Securities shall be entitled to transfer such Limited Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Limited Securities transferred as above provided shall bear the appropriate restrictive legend set forth in Section 7.2 above, except that such certificate shall not bear such restrictive legend if in the reasonable opinion of counsel for the Company such legend is not required in order to establish compliance with any provisions of the Securities Act.

8.       RIGHT OF FIRST REFUSAL FROM THE COMPANY.

         8.1.     PRO RATA RIGHT.

         The Company hereby grants to each Investor, for so long as the Investors as a class are holders of shares of Preferred Stock convertible into at least five percent (5%) of the outstanding Common Stock on a fully diluted basis, or own, as a class, at least five percent (5%) of the outstanding Common Stock on a fully diluted basis, the right of first refusal to purchase, pro rata, all New Securities (as defined in Section 8.2 below) which the Company may, from time to time, propose to sell and/or issue. An Investor's pro rata share is a ratio (A) the numerator of which is the number of shares of Common Stock issued or issuable upon conversion of the shares of Preferred Stock held by such Investor, and (B) the denominator of which is the total number of shares of Common Stock outstanding immediately prior to the issuance of the New Securities assuming the conversion or exercise of all then outstanding convertible securities (including the shares of Preferred Stock), options, warrants or similar rights to acquire Common Stock and assuming the issuance of all then unissued permitted employee shares (consistent with Article Fourth of the Restated Certificate of Incorporation of the Company, as in effect on the date hereof) (the "Pro Rata Share"). For purposes of this Section 8.1, the number of shares of Preferred Stock held by such Investor shall be determined as of the date of the Company's written notice pursuant to Section 8.3 below. Each Investor shall have a right of over-allotment such that if any other Investor or any holder of Common Stock having rights of first refusal with respect to New Securities (together with the Investors, the "Holders") fails to exercise its rights hereunder to purchase its Pro Rata Share of New Securities, the other Holders may purchase each non-purchasing Holder's portion on a pro rata basis within fifteen (15) days from the date such non-purchasing Holder fails to exercise its right. This right of first refusal shall be subject to all of the provisions of this
Section 8.

         8.2.     DEFINITION OF "NEW SECURITIES".

         "New Securities" shall mean any capital stock (including without limitation the Common Stock and the Preferred Stock) of the Company whether now authorized or not, and rights, options or warrants to purchase capital stock, and securities of any type whatsoever that are, or may become, convertible into capital stock; provided that the term "New Securities" does not include (i) the Common Stock or other securities issuable upon conversion of or with respect to any shares of Preferred Stock; (ii) the Common Stock or other securities issued, or issuable, pursuant to the Company Employee Stock Plan, if any (consistent with Article Fourth of the Restated Certificate of Incorporation), and the employee specific options listed in Section 5.4 of the Schedule of Exceptions; (iii) securities covered by a registration statement filed under the Securities Act and offered to the public pursuant to a firm underwriting;
(iv) securities issued pursuant to the acquisition of another corporation by the Company by merger or purchase of all or substantially all the assets of such corporation; (v) any borrowings, direct or indirect, from financial institutions or other persons by the Company, whether or-not presently authorized, including any type of loan or payment evidenced by any type of debt instrument, provided such borrowings do not have any equity features, including warrants, options or other rights to purchase capital stock, and are not convertible into capital stock of the Company; or (vi) securities issued pursuant to any stock dividend, stock split, combination or other reclassification by the Company of any of its capital stock.

         8.3.     REQUIRED NOTICE.

         In the event that the Company proposes to undertake an issuance of New Securities, it shall give each Investor written notice of its intention, describing the type of New Securities, the price and the general terms upon which the Company proposes to issue the same. Each Investor shall have thirty
(30) days from the date of receipt of any such notice to agree to purchase such Investor's Pro Rata Share of such New Securities for the price and upon the general terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

         8.4.     COMPANY'S RIGHT TO SELL.

         In the event an Investor fails within the thirty (30) day period set forth above to agree to purchase the full pro-rata share to which such Investor is pursuant to this Section 8 entitled to purchase and after the expiration of the fifteen (15) day period for the exercise of the over-allotment provisions of this Section 8, the

Company shall have ninety (90) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within ninety (90) days from the date of said agreement) to sell all such New Securities respecting which such Investor's option to purchase was not exercised, at a price and upon general terms no more favorable to the purchasers thereof than specified in the Company's notice delivered to each Investor pursuant to Section 8.3. In the event the Company has not sold within said ninety (90) day period, or entered into an agreement to sell, all such New Securities within said ninety (90) day period (or sold and issued all such New Securities in accordance with the foregoing within ninety (90) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities without first offering such New Securities to each Investor in the manner provided above.

         8.5.     EXPIRATION OF RIGHT.

         The right of first refusal granted under this Agreement shall expire upon the closing of an underwritten public offering of the Company's Common Stock pursuant to an effective registration statement under the Securities Act, or under other applicable securities regulations covering the offer and sale of capital stock of the Company, in which (i) the gross proceeds received by the Company exceed $20,000,000, and (ii) the Company uses a nationally recognized underwriter approved by holders of a majority of the shares of the Preferred Stock voting separately as a class (a "Qualified Public Offering").

9.       INVESTORS' RIGHT OF FIRST REFUSAL.

         Except for an Underwritten Offering or an Authorized Transfer of any Securities of the Company, for so long as the Investors as a class are holders of shares of Preferred Stock convertible into at least five percent (5%) of the outstanding Common Stock on a fully diluted basis, or own, as a class, at least five percent (5%) of the outstanding Common Stock on a fully diluted basis, if any Common Stock Holder intends to transfer any interest in any Securities representing at least ten percent (10%), singly or combined with all transfers by such Common Stock Holder made since the date of this Agreement, of the Common Stock on a fully diluted basis, such Common Stock Holder shall deliver a written notice (the "First Refusal Notice") to each Investor at least thirty
(30) days prior to the proposed sale, which such notice shall specify the terms and conditions upon which the proposed sale is intended to be consummated. Each Investor shall have the option to purchase such Investor's Pro Rata Share of the Securities proposed to be sold on the same terms and conditions as specified in the First Refusal Notice in the manner hereinafter set forth. The Investor shall give written notice (the "Purchase Notice") of such election to the Common Stock Holder proposing to sell Securities and to the other Investors within twenty (20) days after delivery of the First Refusal Notice. The Purchase Notice shall indicate the number of Securities proposed to be sold which such Investor is willing to purchase. If any Investor exercises the option provided for in this Section 9, such Investor shall within thirty (30) days after exercising such option deliver to the selling Common Stock Holder a check in the amount of the purchase price for the Securities to be sold, and the selling Common Stock Holder shall simultaneously deliver the certificate or other instrument evidencing the Securities being sold. Each Investor shall have a right of over-allotment such that if any Investor fails to exercise its rights hereunder to purchase its Pro Rata Share of Securities, the other Investors may purchase each non-purchasing Investor's portion within fifteen (15) days from the date such non-purchasing Investor fails to exercise its right. If the selling Common Stock Holder has not received a Purchase Notice within twenty (20) days after delivery of the First Refusal Notice, the option to purchase Securities provided for in this Section 9 shall expire unexercised, and the selling Common Stock Holder shall thereafter have 60 days to close the proposed sale specified in the First Refusal Notice; provided that the option provided for in this Section 9 shall again be applicable following such sixty day period. Each party to a purchase and sale pursuant to the exercise of an option pursuant to this Section 9 shall bear such party's own expenses. The rights of first refusal granted under this Section 9 shall expire upon a Qualified Public Offering.

10.      RIGHT OF CO-SALE.

         Except for an Underwritten Offering or Authorized Transfers of any securities of the Company (the "Securities"), for so long as the Investors as a class are holders of shares of Preferred Stock convertible into at least five percent (5%) of the outstanding Common Stock on a fully diluted basis, or own, as a class, at least five percent (5%) of the outstanding Common Stock on a fully diluted basis, if any holder of Common Stock identified in Exhibit B (each a "Common Stock Holder") intends to transfer any interest in any Securities representing at least ten percent (10%), singly or combined with all transfers by such Common Stock Holder made since the date of this Agreement, of the Common Stock on a fully diluted basis, the Common Stock Holder shall deliver (and the Company shall require any Common Stock Holder not a party to this Agreement to deliver) a written notice (the "Co-Sale Notice") to each Investor, at least thirty (30) days prior to the proposed sale, which such notice shall specify the terms and conditions upon which the proposed sale is intended to be consummated. Each Investor shall have the option to participate in such sale in the manner hereinafter set forth. To exercise the option, an Investor shall give written notice (the "Participation Notice") of such election to the selling Common Stock Holder within twenty (20) days after receipt of the Co-Sale Notice. Thereupon, such Investor shall have the right to sell Securities to the proposed purchaser upon the same terms and conditions specified in the Co-Sale Notice (which terms and conditions must include the types and class of Securities then held by the Common Stock Holder), pro rata with the selling Common Stock Holder based upon his then current respective holdings of Common Stock, and securities convertible into Common Stock, on a fully diluted basis. The number of Securities to be sold by the Common Stock Holder delivering the Co-Sale Notice shall be reduced by the number of Securities such Investor elects to so sell. If such Investor exercises such option, it shall bear its pro rata portion of expenses incident to such sale. Failure by any Investor to exercise the option within the twenty (20) day period shall be deemed a declination of any right to participate in such sale, provided that such sale is completed within ninety
(90) days of expiration of such twenty (20) day period at a price and on terms and conditions substantially similar to those set forth in the Co-Sale Notice. Failure to meet the foregoing conditions shall require a new Co-Sale Notice and right of co-sale with respect to such sale. The co-sale rights granted under this Section 10 shall expire upon a Qualified Public Offering.

11.      COMMON STOCK HOLDERS' RIGHTS.

         11.1.    GENERAL RESTRICTIONS.

                  (a) The provisions of this Section 11 shall be subject to the Investors' cosale rights and rights of first refusal, in accordance with the terms of Sections 9 and 10 hereof, respectively, if applicable. To the extent that the provisions of Sections 9 and 10 are applicable, but the Investors elect not to exercise in whole their rights under such Sections, then and only then the terms of this Section 11 shall govern any transfer of Common Stock by the Common Stock Holders.

                  (b) Subject to Section 11.1(a), no Common Stock Holder shall, directly or indirectly, sell, assign, transfer, convey, give, pledge, bequeath or in any manner encumber or dispose of any of his Shares, to anyone, including, without limitation, any other Common Stock Holder, except:

                           (1) Upon the prior written consent of the majority of the other Common Stock Holders;

                           (2)      To any Authorized Transferee; and

                           (3) In any other case, in accordance with the provisions of Section 11.2 or 11.3.

                  (c) Notwithstanding, nor in limitation of any other provision of this Agreement, any disposition of the Company's Common Stock in violation of this Section 11 shall be void and shall not be recognized by the Company for any purpose including, but not limited to, distributions, with respect to the Company's shares and reporting to federal and state income tax authorities, which shall continue in the name and under the tax identification number of the shareholder who purports to have effected such void disposition.

                  (d) The provisions of this Section 11 shall expire upon a Qualified Public Offering.

         11.2.    RIGHT OF FIRST REFUSAL.

                  (a) As used in this Section 11, the term "purchase" means any disposition for value, including without limitation any sale, assignment, transfer, mortgage, pledge or hypothecation for value. To be deemed to be a bona fide offer within the meaning of this Section, an offer must be in writing, signed by the offeror (who must be financially capable of carrying out the terms of the offer), and in a form legally enforceable against the offeror.

                  (b) Subject to Section 11.1(a) hereof, if, at any time or from time to time after the date of this Agreement, a Common Stock Holder receives a bona fide offer to purchase all or any part of his Common Stock, which offer the Common Stock Holder intends to accept, the Common Stock Holder shall promptly give notice to the Company and each of the other Common Stock Holders. The notice shall offer the Company the right to purchase the Common Stock which are the subject of the bona fide offer (the "Subject Shares"), at the same price and on the same terms as set forth in the bona fide offer. The notice shall be accompanied by a copy of the bona fide offer and shall set forth the name and business address of the offeror. If the offeror is a corporation, the notice shall set forth the name and address of the corporation and, unless the proposed disposition will be to secure a bona fide loan to be extended by the offeror in the normal course of its lending business, the names and addresses of all persons owning 10% or more of the capital stock of the corporation. The giving of this notice shall constitute a warranty and representation by the offering Common Stock Holder to the Company and the other Common Stock Holders that the offering Common Stock Holder believes the offer to be bona fide in all respects.

                  (c) Subject to Section 11.1(a), the Company shall then have sixty (60) days from the date of the First Refusal Notice in which to elect to purchase all or a part of the Subject Shares at the same price and on the same terms as set forth in the bona fide offer.

                  (d) If the Company does not elect to purchase all of the Subject Shares within the 60-day period and the Investors have decided not to exercise their rights, if any, pursuant to Section 9, the other Common Stock Holders shall then have fifteen (15) days from the end of the 60-day period in which to elect to purchase all or a part of the Subject Shares which are not purchased by the Company or any of the Investors (the "Leftover Shares"). Each Common Stock Holder shall have the right to purchase his ratable portion of the Leftover Shares. If any other Common Stock Holder does not elect to purchase all of his ratable portion of the Leftover Shares within the 15-day period, then the remaining Common Stock Holders (pro rata among themselves, or in such other proportion as they may at such time agree upon) shall have the right, within the 15-day period, to elect to purchase all or part of the Leftover Shares not elected to be purchased.

                  (e) If the Investors, the Company and the other Common Stock Holders do not elect, within the specified time periods, to purchase all of the Subject Shares, then unless a majority of the remaining Common Stock Holders object in writing to such sale, the Offering Common Stock Holder may then sell, and the bona fide offeror may purchase, all or part of the Subject Shares which are not purchased, but only in strict accordance with all of the provisions of the bona fide offer and only if the purchase is fully consummated within one hundred twenty (120) days after the giving of the notice required by
Section 11.2(b) hereof. The remaining Common Stock Holders' objections shall not be unreasonable.

                  (f) Subject to Section 11.1(a), if the Company or the other Common Stock Holders elect to purchase any Subject Shares pursuant to this Section, closing on the purchase shall be held at a mutually agreeable time within sixty (60) days after the election to purchase is made, at the offices of the Company's attorney or such other place as may be mutually agreeable.

                  (g) Subject Shares transferred either pursuant to the bona fide offer or the right of refusal created pursuant to this Section shall remain subject to the terms of this Section 11.

         11.3.    BUY-OUT PROVISIONS.

                  (a) Subject to Section 11.1(a) hereof, a Common Stock Holder (the "Offering Common Stock Holder") shall be deemed to grant an option (the "Call Option") to purchase all, but not less than all, of the offering Common Stock Holder's Shares, upon the occurrence of any of the following events ("Option Events"):

                           (1)      The death of the Offering Common Stock
Holder.

                           (2)      The permanent disability of the Offering
Common Stock Holder. "Disability" means the incapacity, due to mental or physical illness or accident, which prevents the person in question from gainfully engaging in and performing his duties for the Company at a level of performance substantially equal to the level of which he is capable on the date of this Agreement. "Permanent disability" means a disability which lasts for more than nine (9) continuous months.

                           (3)      The termination of the Offering Common
Stock Holders' employment with the Company voluntarily or for any reason permitted under the terms of the Common Stock Holders' employment agreement with the Company.

                  (b) A Call Option shall be deemed to be created immediately upon the occurrence of an Option Event, and shall expire on the 90th day after the Company has written notice of the Option Event. For purposes of Section 9 (Investor's First Right of Refusal), a Call Option shall constitute an intention by the Offering Common Stockholder to transfer his stock on the terms contained in this Section 11.3. Subject to Section 11.1(a), a Call Option shall run initially in favor of the Company. If the Company declines to exercise the Call Option, or fails to exercise the Call Option within sixty (60) days from receipt of written notice of the Option Event, the Call Option shall run in favor of the other Common Stock Holders (in proportion to their respective ownership of Common Stock or as they otherwise agree) for the remainder of its period of effectiveness. If the Company has declined or failed to exercise its Call Option and any Common Stock Holder has failed to exercise his or her Call Option within fifteen days of the date it first becomes exercisable then the remaining Common Stock Holders (pro rata among themselves, or in such other proportion as they may at such time agree upon) shall have the right, within the remaining period of the Call Option to elect to purchase all or part of the shares subject to the Call Option as to which the Call Option has not then been exercised.

                  (c) A Call Option may be exercised solely by written notice to the Offering Common Stock Holder or his or her personal representative delivered by the Investors, the Company or the other Common Stock Holders, as the case may be. A Call Option may be exercised only as to all of the Offering Common Stock Holder's Common Stock. (Thus, for example, if the Investors and the Company decline and one of the other Common Stock Holders refuses to exercise the Call Option and refuses to permit the other Common Stock Holder to purchase his portion, the Call Option cannot be exercised.)

                  (d) If a Call Option is exercised, closing on the purchase of the Offering Common Stock Holder's Common Stock shall be conducted not later than sixty (60) days after the exercise at the offices of the Company's attorney. The purchase price of the Common Stock subject to the Call Option shall be their "Fair Market Value," as defined below, and shall be payable at such closing in cash or bank check.

                  (e) The "Fair Market Value" of Common Stock subject to a Call Option shall be determined by appraisal if not otherwise agreed to by the parties. The Company shall appoint an appraiser, who shall make his appraisal within twenty-one (21) days after his appointment. If the Offering Common Stock Holder disputes the result of the appraisal, he may appoint an appraiser within ten (10) days after the first appraiser delivers his report, and the second appraiser shall deliver his report within twenty-one (21) days after his appointment. The Company may dispute the second appraisers report within ten days after it has been delivered to the Company in which case the first two appraisers, within after the Company registers its dispute, shall appoint a third. If the Company fails to dispute the second appraisal, it shall be deemed to have accepted it. The third appraiser shall deliver his report within ten days (10) after his appointment, and his report shall govern, except that the price shall not be lower than the lower of the first two (2) appraisals or higher than the higher of the first two (2) appraisals. The results of the appraisal shall be final, conclusive and binding on the parties. All appraisers shall be disinterested persons of recognized competence in appraising values of similar communications businesses. All appraisals shall be in writing. Each appraiser shall appraise on the basis of all relevant factors in accordance with generally accepted appraisal techniques for businesses similar to the business of the Company. The expense of the first appraisal shall be shared equally by the Company and the Offering Common Stock Holder if it is not disputed. In the event the first appraisal is disputed the Company shall bear the cost of the second appraisal and the Offering Common Stock Holder the cost of the first appraisal. The cost of the third appraisal, if any, shall be borne by the party whose appraisal is furthermost in value from the value established by the third appraisal.

                  (f) Settlement of any purchase under this Section 11.3 shall be held within sixty (60) days of the final determination of Fair Market Value of the Common Stock subject to the Call Option. Payment for the Common Stock purchased pursuant to the Call Option shall be paid as follows: cash at settlement to the extent of twenty-five (25%) percent of the purchase price, with the balance of the purchase price to be paid by a promissory note(s) of the party or parties exercising the Option. The principal amount of the note(s) shall: (i) be equal to the balance of the purchase price and the note(s) shall be dated as of the date of settlement; (ii) bear interest, payable quarterly, from the date thereof on the unpaid balance at the prime rate as established by Citibank, N.A. or its successor on the date of such note to be adjusted annually on each subsequent anniversary, plus two percent (2%), (but in no event shall the total interest rate exceed ten percent (10%) per annum); (iii) be payable in five (5) equal consecutive annual installments with the first payment due one (1) year after the date of settlement; and (iv) give the maker the right to prepay the principal thereof in whole or in part at the time without penalty.

                  (g) The Company may acquire life insurance or disability insurance policies to fund all or a portion of the purchase price of the Call Option arising on a Common Stock Holder's death or permanent disability.

         11.4.    EFFECT ON TRANSFEREES.

                  Any person, other than the Investors, who becomes an owner of any Common Stock pursuant to a disposition permitted by Section 11.2 or 11.3 shall be bound by the provisions of this Agreement with respect to such Shares, whether or not such person becomes a party to this Agreement.

         11.5.    ENDORSEMENTS ON SHARE CERTIFICATES.

                  Each certificate evidencing any Common Stock of the Common Stock Holders shall bear conspicuously a legend in substantially the following form:

                  The transfer of the shares represented by this certificate is restricted under the terms of a Second Amended and Restated Investor Rights Agreement dated as of November 4, 1998, to which the Company is a party. The Company will mail to the shareholder of the shares represented by this certificate a copy of the Investor Rights Agreement without charge within five days after receipt of written request therefor.

         11.6.    ARBITRATION.

                  Except to the extent that the disputants agree in writing to any other method of resolution of a given dispute and except to the extent the resolution of any question is final, binding and conclusive upon the Common Stock Holders under the terms of this Section 11, any dispute arising among the Common Stock Holders, or any of them, or their successors-in-interest, or the estate of a deceased Common Stock Holder, concerning the meaning or interpretation of this Section 11, or the rights, duties or obligations of the Common Stock Holders, including the successor-in-interest and the estate of a deceased Common Stock Holder, shall, within reasonable promptness, be submitted to, and determined by arbitration by the American Arbitration Association in accordance with its rules then in force and effect, and judgment upon any award rendered may be entered in any court having jurisdiction thereof, any such party may, if he so elects, institute proceedings in any court having jurisdiction for the specific performance by any party of any such award.

12.      INDEMNIFICATION; REMEDIES.

         12.1.    AGREEMENT OF THE COMPANY TO INDEMNIFY.

         Subject to the conditions and provisions of this Section 12, the Company hereby agrees to indemnify, defend and hold harmless the Investor Indemnified Persons from and against and in any respect of all Claims asserted against, imposed upon or incurred by the Investor Indemnified Persons (whether such Claims are by, against or relate to the Company, its Subsidiaries or any other party, including a governmental entity), directly or indirectly, by reason of or resulting from any misrepresentation or noncompliance with any conditions or other agreements, given or made by the Company in this Agreement or in the

Schedule of Exceptions or in the Exhibits attached hereto or in any document furnished by or on behalf of the Company pursuant to this Agreement.

         12.2.    CONDITIONS OF INDEMNIFICATION.

         The obligations and liabilities of the Company hereunder with respect to its indemnities pursuant to this Section 12.2, resulting from any Claim shall be subject to the following terms and conditions:

                  (a) The indemnified party shall give prompt written notice to the Company of any Claim which is asserted against, imposed upon or incurred by such indemnified party and which may give rise to liability of the Company pursuant to this Section 12, stating (to the extent known or reasonably anticipated) the nature and basis of such Claim and the amount thereof.

                  (b) The indemnified party may engage counsel or representatives of its own choosing with respect to any such Claim, such representation (including the compromise or settlement of any Claim) to be undertaken on behalf of and for the account and risk of the indemnifying party. In the event the indemnified party elects not to undertake such defense by its own representatives, the indemnified party shall give prompt written notice of such election to the indemnifying party, and the indemnifying party will undertake the defense thereof by counsel or other representatives designated by it whom the indemnified party determines in writing to be satisfactory for such purposes. The consent of the indemnified party to the indemnifying party's choice of counsel or other representative shall not be unreasonably withheld.

         12.3.    SPECIFIC PERFORMANCE.

         In addition to any other remedies which any Investor may have at law or in equity, the Company hereby acknowledges that the shares of Preferred Stock and the Company and the Subsidiaries are unique, and that the harm to each Investor resulting from breaches by the Company of its obligations cannot be adequately compensated by damages. Accordingly, the Company agrees that each Investor shall have the right to have all obligations, undertakings, agreements, covenants and other provisions of this Agreement specifically performed by the Company, and that each Investor shall have the right to obtain an order or decree of such specific performance in any of the courts of the United States of America or of any state or other political subdivision thereof.

         12.4.    REMEDIES CUMULATIVE.

         The remedies provided herein shall be cumulative and shall not preclude the assertion by any Investor of any other rights or the seeking of any other remedies against the Company, or its successors or assigns; provided, however, that in no event shall an Investor be permitted to recover any money damages in an amount in excess of the greater of (i) such Investor's aggregate purchase price for Series C Preferred Stock as set forth in the Stock Purchase Agreement, such Investor's aggregate purchase price for Series B Preferred Stock set forth in the Stock Purchase Agreement dated as of May 19, 1998, between the Company and the Series B Investors and, if applicable, such Investor's aggregate purchase price for Series A Preferred Stock as set forth in the Stock Purchase Agreement among certain Investors and the Company dated as of October 31, 1997, plus reasonable attorney fees and costs, if any and (ii) the fair market value of the Preferred Stock purchased by such Investor plus reasonable attorney fees and costs, if any.

13.      LIMITATION OF LIABILITY.

         IN NO EVENT, WHETHER IN CONTRACT OR IN TORT (INCLUDING BREACH OF WARRANTY, NEGLIGENCE AND STRICT LIABILITY IN TORT), SHALL ANY INVESTOR BE LIABLE FOR INDIRECT OR CONSEQUENTIAL, EXEMPLARY, PUNITIVE OR SPECIAL DAMAGES EVEN IF SUCH INVESTOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES IN ADVANCE. IN NO EVENT SHALL ANY INVESTOR BE LIABLE FOR ANY ACTUAL DAMAGES, WHATSOEVER, IN EXCESS OF SUCH INVESTOR'S AGGREGATE PURCHASE PRICE FOR SERIES C PREFERRED STOCK AS SET FORTH IN THE STOCK PURCHASE AGREEMENT, IF APPLICABLE, SUCH INVESTOR'S AGGREGATE PURCHASE PRICE FOR SERIES B PREFERRED STOCK AS SET FORTH IN THE STOCK PURCHASE AGREEMENT DATED AS OF MAY 19, 1998, BETWEEN THE COMPANY AND THE SERIES B INVESTORS AND, IF APPLICABLE, SUCH INVESTOR'S AGGREGATE PURCHASE PRICE FOR SERIES A PREFERRED STOCK AS SET FORTH IN THE STOCK PURCHASE AGREEMENT AMONG CERTAIN INVESTORS AND THE COMPANY DATED AS OF OCTOBER 31, 1997.

14.      ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS.

         This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior arrangements or understandings with respect hereto. The terms and provisions of this Agreement may not be modified or amended, except pursuant to a writing signed by the parties; provided, however, this Agreement may be amended on behalf of the Investors with the approval of holders of two-thirds (2/3) of the Series A Preferred Stock, the Series B Preferred Stock and Series C Preferred Stock, each voting separately as a class, and the approval of holders of two-thirds (2/3) of all Classes of Preferred Stock voting together as a class.

15.      NOMINEES FOR BENEFICIAL OWNERS.

         In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities. A notice shall have been deemed delivered on the date such notice is received or delivery is refused.

16.      NOTICES.

         All communications provided for hereunder shall be sent by nationally recognized overnight courier, or by first-class registered or certified mail, postage prepaid and (a) if addressed to any holder of Registrable Securities, at the address that such holder shall have furnished to the Company in writing, or (b) if addressed to the Company, at Net2000 Communications Group, Inc., 8614 Westwood Drive, Suite 700, Vienna, Virginia 22182, Attn: Clayton A. Thomas, Jr., with a copy to Piper & Marbury L.L.P., 1200 Nineteenth Street, N.W., Washington, D.C. 20036, Attn: Nancy A. Spangler, Esq. or at such other address, or to the attention of such other officer, as the Company shall have furnished to each holder of Registrable Securities at the time outstanding.

17.      ASSIGNMENT.

         17.1.    ASSIGNMENT OF REGISTRATION RIGHTS

                  Except as set forth in Section 17.2, the rights of each Investor under this Agreement shall be assignable; provided, however, that the Company is given written notice at the time of such assignment stating the name and address of the assignee and identifying the securities with respect to which the rights and benefits hereunder are being assigned and such assignee expressly agrees in writing with the Company and the other holders of Registrable Securities to be bound by and to comply with all applicable provisions of this Agreement, whereupon such person or entity shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement with respect to such securities. Any assignment pursuant to this
Section 17.1 shall not relieve, release or otherwise discharge the holder effecting such assignment from its obligations under this Agreement.

         17.2. ASSIGNMENT OF PREEMPTIVE RIGHTS, RIGHTS OF FIRST REFUSAL AND CO-SALE.

                  Notwithstanding Section 17.1, the preemptive rights, rights of first refusal and right of co-sale of the Investors set forth in Sections 8, 9 and 10 are nonassignable, except that (i) such rights are assignable by each Investor to any wholly-owned subsidiary or parent of, or to any corporation, entity or other person which is, within the meaning of the Securities Act, controlling, controlled by or under common control with, any such Investor,
(ii) such rights are assignable between and among any of the Investors, and
(iii) such rights are assignable by any Investor to its partners, stockholders or members, or the managing directors thereof, in connection with distributions of shares of Preferred Stock and/or Common Stock to such partners, stockholders or members, or the managing directors thereof; provided, however, that the Company is given written notice at the time of such assignment stating the name and address of the assignee and identifying the securities with respect to which the rights and benefits hereunder are being assigned and such assignee expressly agrees in writing with the Company and the other holders of Registrable Securities to be bound by and to comply with all applicable provisions of Sections 8, 9, and 10 of this Agreement, whereupon such person or entity shall have the benefits of, and shall be subject to the restrictions contained in Sections 8, 9, and 10 of this Agreement with respect to such securities. Any assignment pursuant to this Section 17.2 shall not relieve, release or otherwise discharge the holder effecting such assignment from its obligations under this Agreement.

         17.3.    ASSIGNMENT OF RIGHTS BY COMPANY.

                  The Company may not assign this Agreement in whole or in part to any other person without the prior written consent of the holders of two-thirds of each series of Preferred Stock and the majority of the Common Stock Holders.

18.      CONVERSION OF STOCK AT SG'S OPTION.

         Each share of Preferred Stock or Common Stock held by SG shall be convertible, at the option of SG (exercised by written notice from SG to the Company), at any time and from time to time, into or from a share of non-voting preferred stock or non-voting common stock, respectively, which share shall have the same rights, preferences and privileges as the Preferred Stock or Common Stock, as the case may be, except that such share shall have no voting rights. The Company agrees, at the request of SG and to take such action as is necessary, to create a class of preferred stock or common stock as required to satisfy the Company's obligations under the preceding sentence, and each Investor hereby agrees to consent to such a conversion.

19.      BINDING EFFECT.

         This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective permitted successors and assigns, heirs and legal representatives. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of any Registrable Securities.

20.      DESCRIPTIVE HEADING.

         The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

21.      GOVERNING LAW.

         This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Commonwealth of Virginia (but not including the choice of law rules thereof).

22.      TERMINATION.

         This Agreement shall terminate and be of no further force or effect when there shall not be any Restricted Securities, provided that the rights of the holders of Registrable Securities and obligations of the Company under
Section 5 hereof shall terminate and be of no further force and effect at such earlier time as to any holder of Registrable Securities as the provisions of Rule 144(k) are applicable to the Restricted Securities then held by such holder.

23.      SEVERABILITY.

         If any part of any provision of this Agreement or any other agreement or document given pursuant to or in connection with this Agreement shall be invalid or unenforceable in any respect, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provision or the remaining provisions of this Agreement.

24.      COUNTERPARTS.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

                            [SIGNATURE PAGES FOLLOW]

                                                                    EXHIBIT 10.1

                  IN WITNESS WHEREOF, each of the undersigned have executed and delivered this Agreement, or caused this Agreement to be duly executed and delivered on their behalf, as of the date first above written.

                                     NET2000 COMMUNICATIONS, INC.

                                     By:      /s/ Clayton A. Thomas, Jr.
                                        ----------------------------------------
                                     Name:        Clayton A. Thomas, Jr.
                                          --------------------------------------
                                     Title:       President
                                           -------------------------------------

                                     BLUE WATER STRATEGIC FUND I, L.L.C.

                                     By:      Blue Water Capital, L.L.C.,
                                              Managing Member

                                     By:      /s/ Reid R. Miles
                                        ----------------------------------------
                                              Reid R. Miles
                                              Managing Director

                                     CARLYLE U.S. VENTURE PARTNERS, L.P.

                                     By: TCG VENTURES, L.L.C., its General
                                              Partner

                                     By:      /s/  J. Mitchell Reese
                                        ----------------------------------------
                                     Name:         J. Mitchell Reese
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     CARLYLE VENTURE COINVESTMENT, L.L.C.

                                     By: TCG VENTURES, L.L.C., its Managing
                                              Member

                                     By:      /s/  J. Mitchell Reese
                                        ----------------------------------------
                                     Name:         J. Mitchell Reese
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     CARLYLE VENTURE PARTNERS, L.P.

                                     By: TCG VENTURES, LTD., its General
                                              Partner

                                     By:      /s/  J. Mitchell Reese
                                        ----------------------------------------
                                     Name:         J. Mitchell Reese
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     C/S VENTURE INVESTORS, L.P.

                                     By: TCG VENTURES, LTD., its General Partner

                                     By:      /s/  J. Mitchell Reese
                                        ----------------------------------------
                                     Name:         J. Mitchell Reese
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     MID ATLANTIC VENTURE FUND III, L.P.

                                     By:      MAVF III Partners, L.P., General
                                              Partners

                                              By:      MAVF III GP Inc.

                                              By:      /s/  Marc F. Benson
                                                 -------------------------------
                                              Name:         Marc F. Benson
                                                   -----------------------------
                                              Title:        Vice President
                                                    ----------------------------

                                     PNC CAPITAL CORP

                                     By:      /s/  David Hillman
                                        ----------------------------------------
                                     Name:         David Hillman
                                          --------------------------------------
                                     Title:        Executive Vice President
                                           -------------------------------------

                                     SOCIETE GENERALE CAPITAL
                                     CORPORATION

                                     By:    /s/  Justin Tipping-Hall
                                        ----------------------------------------
                                     Name:       Justin Tipping-Hall
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     NORTHERN TELECOM INC.

                                     By:      /s/  illegible
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------
The undersigned Common Stock Holders hereby agree to be bound by all restrictions, terms and conditions applicable to them pursuant to Sections 5.4(c), 9, 10 and 11 of this Agreement:

   /s/  Corlyn A. Marsan
---------------------------------------                       ----------------
Corlyn A. Marsan                                              Date

   /s/  Peter B. Callowhill
---------------------------------------                       ----------------
Peter B. Callowhill                                           Date

   /s/  Bruce W. Bednarski
---------------------------------------                       ----------------
Bruce W. Bednarski                                            Date

   /s/  Clayton A. Thomas, Jr.
---------------------------------------                       ----------------
Clayton Allen Thomas, Jr.                                     Date

   /s/  Mark Mendes
---------------------------------------                       ----------------
Mark Mendes                                                   Date

                                     - 56 -